                                                                    EXHIBIT 99.7

                            EXCHANGE RIGHTS AGREEMENT

     This Exchange Rights Agreement (this "Agreement") is made and entered into as of this 26th day of September, 1996, by and between Angeles Participating Mortgage Trust, a California business trust (the "Trust"), and Starwood Mezzanine Investors, L.P., a Delaware limited partnership ("Starwood Mezzanine"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in Section 11.

     WHEREAS, pursuant to a Formation Agreement, dated September 26, 1996, by and between the Trust and Starwood Mezzanine (the "Formation Agreement"), on the date hereof, the Trust and Starwood Mezzanine are making capital contributions to APMT Limited Partnership, a Delaware limited partnership (the "Partnership") in return for the issuance by the Partnership to the Trust and to Starwood Mezzanine of Units (as such term is defined in the Limited Partnership Agreement of the Partnership, dated the date hereof (the "Partnership Agreement")) of the Partnership (such Units issued by the Partnership to Starwood Mezzanine on the date hereof, together with any Units of the Partnership issued to Starwood Mezzanine after the date hereof being hereinafter called the "Units"); and

     WHEREAS, pursuant to the Formation Agreement, the parties hereto are entering into this Agreement to provide for the rights of Starwood Mezzanine to tender Units in exchange for either Trust Shares (as hereinafter defined), cash or a combination of Trust Shares and cash, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Right to Tender Units.

            (a) Upon the terms and subject to the conditions of this Agreement, Starwood Mezzanine shall have the right to tender to the Trust the outstanding Units.

            (b) Notwithstanding any other provision of this Agreement to the contrary, no Trust Shares or cash shall be issued or paid in respect of any tender of Units (i) if, notwithstanding the provisions of Section 6 of this Agreement, the right to tender Units and receive Trust Shares or cash would result in the Trust not satisfying the REIT Requirements in any respect or would result in any person or entity Beneficially Owning Trust Shares exceeding the ownership limitation provisions of the REIT Requirements, (ii) prior to the expiration or termination of the waiting period applicable to such exchange and issuance, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as it may be amended from time to time, or (iii) prior to the receipt of all governmental and regulatory approvals which are required to be obtained prior to such tender and issuance or payment. In the event that the ability to receive Trust Shares or cash would result in the Trust not satisfying the REIT Requirements in any respect or would result in any person or entity Beneficially Owning Trust Shares exceeding the ownership limitation provisions of the REIT Requirements, and as a result thereof no Trust Shares or cash may be issued or paid in respect of any tender of Units pursuant to Section 1(b)(i) above, the parties hereto shall use their respective best efforts to restructure the terms and provisions of this Agreement (and, if necessary, the Partnership Agreement and the Registration Rights Agreement, dated the date hereof, between the Trust and Starwood Mezzanine (the "Registration Rights Agreement"), or to agree to terms and provisions in addition to such terms and provisions, so as to provide to each such party the same substantive rights (or substantive rights as close thereto as is reasonably practicable) as those provided by this Agreement, the Partnership Agreement, the Formation Agreement and the Registration Rights Agreement.

            (c) The right to exchange Units pursuant to this Agreement constitute a continuous offer and may not be withdrawn, amended or modified by the Trust without the prior written consent of Starwood Mezzanine; provided that any withdrawal, amendment or modification that does not adversely affect Starwood Mezzanine may be effected without the consent of Starwood Mezzanine.

     Section 2. Acceptance of Tender; Election of Method of Payment for Tendered Units.

            (a) Upon the terms and subject to the conditions of this Agreement, the Trust shall accept Units validly tendered in proper form and meeting all of the requirements of this Agreement. In order for Units to be validly tendered pursuant to this Agreement, Starwood Mezzanine shall deliver to the Trust, at the address provided pursuant to Section 10, both of the following: (i) a completed and duly executed Letter of Transmittal, in the form attached hereto as Exhibit A (the "Letter of Transmittal") and any other documents required by the Letter of Transmittal and (ii) a calculation, to the best knowledge of Starwood Mezzanine after due inquiry (together with such supporting documentation as the Trust may reasonably request at the expense of Starwood Mezzanine), of the maximum number of Trust Shares that may be issued to Starwood without causing either (x) the Trust to not satisfy the REIT Requirements in any respect or (y) any person or entity to Beneficially Own Trust Shares exceeding the ownership limitation provisions of the REIT Requirements. The Trust shall make all determinations as to the validity and form of any tender of Units in accordance with the provisions of this Agreement and upon rejection of a tender shall give Starwood Mezzanine written notice of such rejection, which shall include the reasons therefor.

            (b) Unless otherwise determined by agreement of the Trust and Starwood Mezzanine, tenders of Units pursuant to this Agreement shall be irrevocable and shall not be subject to withdrawal or modification; provided that if the Trust makes the Trust Share Election (as hereinafter defined) with respect to a tender, then, within three (3) days after such election, Starwood Mezzanine may elect to revoke such tender so long as (i) no public disclosure of such tender has been made prior to such revocation and (ii) Starwood Mezzanine reimburses the Trust for all reasonable costs and expenses incurred in connection with such tender.

            (c) Within fifteen (15) days after the valid tender pursuant to this Agreement of Units, the Independent Trustees shall make an election to pay for such Units by either (i) Trust Shares (the "Trust Share Election"), (ii) cash (the "Cash Election") or (iii) a combination of Trust Shares and cash (the "Combined Election"). Such election shall be made by the a majority of the Independent Trustees on the Board of Trustees in their sole discretion. If the Trust fails to so elect and notify Starwood Mezzanine within such fifteen (15) day period, the Trust shall be deemed to have made the Cash Election.

     Section 3. Trust Share Election.

            (a) If with respect to any tender of Units pursuant to this Agreement, the Trust makes the Trust Share Election, then within twenty (20) days after such tender the Trust shall deliver to Starwood Mezzanine one (1) Trust Share for each Unit validly tendered pursuant to the provisions of this Agreement.

            (b) No fractional Trust Shares or scrip representing fractional Trust Shares shall be issued upon exchange of Units pursuant to this Agreement. If more than one Letter of Transmittal shall be delivered at one time by Starwood Mezzanine, the number of full Trust Shares which shall be issuable upon exchange of the Units tendered thereby shall be computed on the basis of the aggregate number of Units so tendered. Instead of any fractional Trust Shares which would otherwise be issuable upon exchange of any Units, the Trust shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Trust Share Closing Price on the last business day preceding the date of exchange.

            (c) If Starwood Mezzanine exchanges Units pursuant to this Agreement, the Trust shall pay any documentary, stamp or similar issue or transfer tax due on any issue of Trust Shares upon such exchange. Starwood Mezzanine, however, shall (i) pay to the Trust the amount of any additional documentary, stamp or similar issue or transfer tax which is due (or shall establish to the satisfaction of the Trust the payment thereof) as a result of Trust Shares being issued in a name other than the name of Starwood Mezzanine and (ii) be responsible for all income or other taxes as a result of such exchange.

     Section 4. Cash Election. If with respect to any tender of Units pursuant to this Agreement, the Trust makes or is deemed to have made the Cash Election, then within twenty (20) days after such tender the Trust shall pay to Starwood Mezzanine an aggregate amount of cash (the "Aggregate Cash Payment") equal to the product of (i) the number of Trust Shares which would have been delivered to Starwood Mezzanine if the Trust had made the Trust Share Election with respect to such tender and (ii) the average Trust Share Closing Price for the ten (10) trading day period ending one day prior to the date of such tender.

     Section 5. Combined Election.

            (a) If with respect to any tender of Units pursuant to this Agreement, the Trust shall make the Combined Election, then in accordance with
Section 2(c) above, the Trust shall notify Starwood Mezzanine of the number of such tendered Units which will be exchanged for cash (the "Cash Units") and the number of such tendered Units which will be exchanged for Trust Shares (the "Trust Share Units"). Within twenty (20) days after such tender, the Trust shall
(i) pay to Starwood Mezzanine, in respect of each Cash Unit validly tendered pursuant to the provisions of this Agreement, an amount of cash equal to the product of the Cash Units and the average Trust Share Closing Price for the ten trading day period ending one (1) day prior to the date of such tender and (iii) deliver to Starwood Mezzanine one (1) Trust Share for each Trust Share Unit validly tendered pursuant to the provisions of this Agreement.

            (b) The provisions of Sections 3(b) and 3(c) of this Agreement shall apply to the issuance of Trust Shares pursuant to Section 5(a) of this Agreement.

     Section 6. REIT Requirements. If Starwood Mezzanine validly tenders Units pursuant to the provisions of this Agreement, the Trust makes the Trust Share Election or the Combined Election with respect to such tender, as a result of the ownership limitation provisions of the REIT Requirements, Starwood Mezzanine cannot receive the full number of Trust Shares otherwise issuable to Starwood Mezzanine pursuant to such tender and such election (without giving effect to such ownership limitations), then subject to the other terms and conditions of this Agreement, Starwood Mezzanine shall be entitled to receive the number of Trust Shares which it can receive pursuant to such tender, such election and such ownership limitations.

     Section 7. Representations of Starwood Mezzanine. Each tender of Units shall constitute a representation and warranty by Starwood Mezzanine of each of the representations and warranties set forth in the form of Letter of Transmittal. Without limiting the generality of the foregoing, unless, at the time of a tender for exchange of Units pursuant to this Agreement, a registration statement relating to any Trust Shares to be delivered upon such tender is effective under the Securities Act of 1933, as amended (the "Securities Act"), such tender shall constitute a representation and warranty by Starwood Mezzanine to the Trust that Starwood Mezzanine (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Partnership and the Trust so as to be able to evaluate the risks and merits of its investment in the Partnership and the Trust and it is able financially to bear the risks thereof, (iii) has had an opportunity to discuss the business, management and financial affairs of the Trust and the Partnership with the management of the Trust and the Partnership, and (iv) understands that the Trust Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and such Trust Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

     Section 8. Status of Starwood Mezzanine. Until Starwood Mezzanine becomes a holder of record of the Trust Shares issued in exchange for the tendered Units (in the case of a Trust Share Election or a Combined Election) or until Starwood Mezzanine has received cash in exchange therefor (in the case of a Cash Election or a Combined Election), Starwood Mezzanine shall continue to hold and own such Units for all purposes of the Partnership Agreement. In the case of a Trust Share Election or a Combined Election, Starwood Mezzanine shall not have any rights as a shareholder of the Trust in respect of such Trust Shares until Starwood Mezzanine becomes a holder of record of such Trust Shares.

     Section 9. Reservation of Shares; Closing of Transfer Books.

            (a) The Trust shall reserve and shall at all times have reserved out of its authorized but unissued Trust Shares, solely for the purpose of effecting the exchange of Units pursuant to this Agreement, enough Trust Shares to permit the exchange of the then outstanding Units. All Trust Shares which may be issued upon exchange of Units shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof other than income taxes resulting from such exchange.

            (b) The Trust shall not close its transfer books so as to prevent the timely issuance of Trust Shares pursuant to this Agreement.

     Section 10. Notices. All notices, documents and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight mail or when sent by facsimile transmission, or four
(4) days after being mailed (by registered mail, return receipt requested) to a party at the following address (or to such other address as such party may have specified by notice given to the other parties pursuant to this provision):

     If to the Trust to:

        Angeles Participating Mortgage Trust
        340 N. Westlake Boulevard
        Suite 230
        Westlake Village, CA  91362
        Attention:  Mr. Ronald J. Consiglio
        Fax No.:  (805) 449-1336

     with a copy to:

        Katten Muchin & Zavis
        1999 Avenue of the Stars
        Suite 1400
        Los Angeles, CA  90067
        Attention:  James K. Baer, Esq.
        Fax No.:  (310) 788-4471

     If to Starwood Mezzanine, to:

        c/o Starwood Capital Group, L.P.
        Three Pickwick Plaza
        Suite 250
        Greenwich, Connecticut 06830
        Attention:  Madison F. Grose, Esq.
        Fax No.:  (203) 861-2101

     with a copy to:

        Rinaldi & Associates
        Three Pickwick Plaza
        Suite 250
        Greenwich, Connecticut 06830
        Attention:  Ellis Rinaldi, Esq.
        Fax No.:  (203) 861-2122

     Section 11.  Definitions.  For purposes of this Agreement:

     "Beneficially Owning" means owning Trust Shares directly, indirectly or constructively by a person or entity through the application of Section 318(a) of the Code, as modified by Section 856(d) (5) of the Code, or Section 544 of the Code, as modified by Section 856(h) of the Code. The term "Beneficially Own" shall have a correlative meaning.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Declaration of Trust" means the Declaration of Trust of the Trust, originally made and entered into as of April 15, 1988, as restated as of July 18, 1988, as further restated as of September 26, 1996, and as may be amended modified, supplemented, restated or superseded from time to time after the date of this Agreement.

     "Independent Trustees" shall mean a Trustee of the Trust who is (i) not an officer, employee, agent, shareholder (direct or indirect) or representative of the Trust, Starwood Mezzanine, or Persons which directly or indirectly through one or more intermediaries control, or is controlled by or is under common control with Starwood Mezzanine, (ii) not a spouse, sibling, lineal descendant, ancestor, aunt, uncle or first cousin of any of the aforesaid Persons (including in-laws and adopted relationships), and (iii) free of any relationship that would interfere with the exercise of independent judgment; provided, however, that Ronald J. Consiglio, J. D'Arcy Chisholm and Jack E. McDonald shall be considered Independent Trustees hereunder.

     "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a REIT under the Code and the rules and regulations promulgated thereunder, and (ii) avoid any federal income or excise tax liability. "REIT Requirements" shall also include the ownership limitation provisions set forth in Section 6.13 of the Declaration of Trust of the Trust.

     "Trust Share Closing Price" shall mean, with respect to a particular date, the last reported sales price on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices on such date, in either case on the American Stock Exchange, or if the Trust Shares are not then listed or admitted to trading on such exchange, on the principal national securities exchange on which the Trust Shares are then listed or admitted to trading or, if not then listed or admitted to trading on any national securities exchange, the closing sale price on such date of the Trust Shares or, in case no reported sale takes place on such date then, the average of the closing bid and asked prices on such date, on NASDAQ or any comparable system. If the Trust Shares are not then quoted on NASDAQ or any comparable system, the Board of Trustees of the Trust shall in good faith determine the Trust Share Closing Price.

     "Trust Shares" means the Class A Shares, par value $1.00 per share, of the Trust.

     Section 12. Partial Invalidity. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

     Section 13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors or assigns. Notwithstanding prohibitions on assignment contained herein, in the event that Starwood Mezzanine transfers record ownership of Units to any of its direct or indirect partners, this Agreement shall be assigned to such partners; provided that each such partner agrees to be bound by all of the terms and conditions of this Agreement.

     Section 14. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Trust and Starwood Mezzanine shall have each executed a counterpart of this Agreement.

     Section 15. Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     Section 16. Exhibits. The Exhibits referred to in this Agreement shall be construed with, and as an integral part of, this Agreement to the same extent as if the same had been set forth verbatim herein.

     Section 17. Entire Agreement; Amendments and Waivers. This Agreement, including the Exhibits, and the Formation Agreement, the Partnership Agreement and the Registration Rights Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. In addition to amendments and modifications permitted by Section 1(c), the parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement; provided that any such amendment, modification or supplement shall be approved by a majority of the Independent Trustees. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     Section 18. Governing Law. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the internal laws of the State of California, without regard to principles of conflicts of laws as applied in the State of California or any other jurisdiction which, if applied, would result in the application of any laws other than the internal laws of the State of California.

     Section 19. Angeles Participating Mortgage Trust. The parties hereto understand and agree that the name "Angeles Participating Mortgage Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under the Declaration of Trust, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and that the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

     Section 20. Submission to Jurisdiction. Each of the parties hereto irrevocably submits and consents to the jurisdiction of the United States District Court for the Central District of California in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto or by their duly authorized officers, all as of the date first above written.

                         ANGELES PARTICIPATING MORTGAGE TRUST, a California business trust


                         By:
                              --------------------------------------------------
                              Name:
                              Title:


                         STARWOOD MEZZANINE PARTNERS, L.P.


                         By:  STARWOOD CAPITAL GROUP, L.P., general partner

                              By:   BSS CAPITAL PARTNERS, L.P., general partner

                                    By:  STERNLICHT HOLDINGS II, INC., general
                                         partner


                                         By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                                                    EXHIBIT A TO
                                                                    ------------
                                                       EXCHANGE RIGHTS AGREEMENT
                                                       -------------------------


                             LETTER OF TRANSMITTAL

                                To Tender Units


                   Pursuant to the Exchange Rights Agreement
                        Dated as of September 26, 1996


TO:  Angeles Participating Mortgage Trust
     340 N. Westlake Boulevard
     Suite 230
     Westlake Village, CA  91362
     Attention:  Mr. Ronald J. Consiglio
     Fax No.:  (805) 449-1336



                             Description of Units

--------------------------------------------------------------------------------

     NAMES(S) AND ADDRESS(ES)       UNITS TENDERED (ATTACH
     OF REGISTERED OWNERS           ADDITIONAL LIST IF
                                    NECESSARY)



                                ------------------------------------------------
                                Total

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     The undersigned hereby tenders to Angeles Participating Mortgage Trust (the "Trust") the above-described Units (as defined in the Exchange Rights Agreement dated as of September 26, 1996 (the "Exchange Rights Agreement")) in accordance with the terms and conditions of the Exchange Rights Agreement and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. All terms used herein but not defined herein are used as defined in the Exchange Rights Agreement.

     Subject to, and effective upon the issuance of Trust Shares and/or the payment of cash, as the case may be, for the Units tendered hereby, the undersigned hereby assigns and transfers to the Trust all right, title and interest in and to all the Units that are being tendered hereby and irrevocably constitutes and appoints the Trust (the "Unit Agent"), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer such Units on the books of the Partnership and (b) receive all rights, privileges and benefits, and any and all obligations and liabilities appertaining thereto and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Trust that (i) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Units and that upon payment therefor, the Trust will acquire unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim, (ii) that the tender complies with each and every provision of Section 1 of the Exchange Rights Agreement, and (iii) attached hereto is a calculation, to the best knowledge of the undersigned after due inquiry (together with such supporting documentation as the Trust may reasonably request at the expense of Starwood Mezzanine, of the maximum number of Trust Shares that may be issued to the undersigned without causing either (x) the Trust to not satisfy the REIT Requirements in any respect or (y) any person or entity to Beneficially Own Trust Shares exceeding the Ownership Limit. The undersigned will, upon request, execute any additional documents deemed by the Trust to be reasonably necessary or desirable to complete the sale, assignment and transfer of the tendered Units.

     Unless a registration statement relating to any Trust Shares to be delivered to the undersigned is effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby represents and warrants to the Trust that the undersigned (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Partnership and the Trust so as to be able to evaluate the risks and merits of its investment in the Partnership and the Trust and it is able financially to bear the risks thereof, (iii) has had an opportunity to discuss the business, management and financial affairs of the Trust and the Partnership with the management of the Trust and the Partnership, and (iv) understands that any such Trust Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and any such Trust Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration. If not sold pursuant to an effective registration statement, any such Trust Shares will bear an appropriate legend indicating that such Trust Shares have not been registered under the Securities Act and resale of such Trust Shares is restricted under applicable securities laws.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     The undersigned understands that, except as provided in Section 2(b) of the Exchange Rights Agreement, a tender of Units pursuant to the Exchange Rights Agreement is irrevocable and constitutes a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Rights Agreement.

     Unless otherwise indicated under "Special Delivery Instructions", please mail any Trust Shares issuable upon exchange of the Units tendered hereby (or, if the Cash Election or the Combined Election is made, the cash payment payable pursuant thereto) to the address(es) of the registered holder(s) appearing under "Description of Units." In the event that the Special Delivery Instructions are completed, please issue the Trust Shares (or, if the Cash Election or the Combined Election is made, the cash payment payable pursuant thereto) in the name of the registered holder(s) and transmit the same to the person or persons so indicated.

     The Trust and the undersigned agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to effectuate the purposes and provisions of the tender made pursuant to this Letter of Transmittal.

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if Trust Shares or the cash payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail certificate(s) for Trust Shares or cash payment to:


Name
    ----------------------------------------------------------------------------
           (please print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (include Zip Code)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number)

                                   SIGN HERE

                     Complete Substitute Form W-9 included


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       (Signature(s) of holder of Units)

(Must be signed by registered holder(s) as name(s) appear(s) on books and records of the Partnership. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see instruction 4.

Dated
     ---------------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------
               (please print)
Capacity
(Full Title)
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------
               (include Zip Code)

Area Code and Tel. No.
                      ----------------------------------------------------------

Tax Identification or
Social Security No.
                   -------------------------------------------------------------
                        (Complete Substitute Form W-9)

                           Guarantee of Signature(s)
                              (See Instruction 1)

Authorized
Signature
         -----------------------------------------------------------------------

Name of
Firm
    ----------------------------------------------------------------------------
Dated
     ---------------------------------------------------------------------------

                                 INSTRUCTIONS

                Forming Part of the Terms and Conditions of the
                           Exchange Rights Agreement

          1. GUARANTEE OF SIGNATURE. No signature guarantee on this Letter of Transmittal is required unless the registered holder of the Units has completed the box entitled "Special Delivery Instructions". In such case all signatures on this Letter of Transmittal must be guaranteed by a member firm of any registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company (not a savings bank or a savings and loan association) having an office, branch or agency in the United States.

          2. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal is to be completed by the holder of Units. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Agent.

          No alternative, conditional or contingent tenders will be accepted.

          3. INADEQUATE SPACE. If the space provided herein is inadequate, the Units tendered and/or other information required should be listed on a separate schedule attached hereto.

          4. SIGNATURES ON LETTER OF TRANSMITTAL. The signature must correspond with the name as shown on the books and records of the Partnerships without any change whatsoever.

          If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     If any tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, each person should so indicate when signing, and proper evidence satisfactory to the Agent of their authority so to act must be submitted.

     5. SPECIAL DELIVERY INSTRUCTIONS. If a certificate for Trust Shares or the cash payment is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     6. WAIVER OF CONDITIONS. The Trust reserves the right to waive in its sole discretion any of the specified conditions of the Offer in the case of the Units tendered; provided that any such waiver shall not adversely affect any holder of outstanding Units without the consent of such holder.

     7. BACK-UP WITHHOLDING. Under the Federal income tax law, a person surrendering Units must provide the Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 below unless an exemption applies. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Units may be subject to back-up withholding of that rate provided by the Federal income tax law (such rate being at the date of the Exchange Rights Agreement, 31%).

     The TIN that must be provided is that of the registered holder of the Units. The TIN for an individual is his social security number.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Exchange Rights Agreement and the Letter of Transmittal may be directed to the Agent at the address set forth above.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax laws, a holder whose tendered Units are accepted for payment is required by law to provide the Agent (as payer) with his correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his social security number. If the Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Units purchased pursuant to the Offer may be subject to back-up withholding.

     If back-up withholding applies, the Agent is required to withhold, at that rate provided by the Federal income tax law (such rate being at the date of the Exchange Rights

Agreement 31%), of any such payments made to the holder of Units. Trust Shares otherwise deliverable hereunder may, at the expense (and with all risk of loss for the account) of the undersigned, be sold to pay such amounts. Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent back-up withholding on payments that are made to a holder of Units purchased pursuant to the Offer, the holder is required to notify the Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE AGENT

     The holder is required to give the Agent the social security number or employer identification number of the record owner of the Units.

PAYER'S NAME:  Angeles Participating Mortgage Trust

==============================================================================================================
Substitute             Part 1 - Please provide your TIN in the box at right and      Social Security
Form W-9               certify by signing and dating below                           Number/Employer
                                                                                     Identification
                                                                                     Number
--------------------------------------------------------------------------------------------------------------
Department of the      Certification - Under the penalties of perjury, (i) I
Treasury/Internal      certify that the information provided on this form is true,
Revenue Service        correct and complete and (ii) I am not subject to backup
                       withholding because: (a) I am exempt from backup
                       Service withholding, or (b) I have not been notified by
                       the Internal Revenue Service (IRS) that I am subject to
                       backup withholding as a result of a failure to report all
                       interest or dividends, or (c) the IRS has notified me that
                       I am no longer subject to backup withholding.
--------------------------------------------------------------------------------------------------------------
                       Signature                                                     Date
==============================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF THAT RATE PROVIDED BY THE FEDERAL INCOME TAX LAW (SUCH RATE BEING AT THE DATE OF THE EXCHANGE RIGHTS AGREEMENT 31%) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.